EXHIBIT 99.2

GOLDMAN SACHS
   [LOGO]
                                                          NEW CENTURY, JANUARY 7 BID FINAL            16:57 MONDAY, FEBRUARY 3, 2003
                                                              PORTFOLIO SUMMARY REPORT
                                                          PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                 LOANS  PRINCIPAL BALANCE  CURR WAC   AM WAM  1/1 WAM
------------------------------------------------------------------------------------------------------------------------------------
0001 CONFORMING                             79     $16,544,828.11     7.202   358.11   358.20
0002 NON CONFORMING                          3      $1,468,500.00     7.067   360.00   360.00
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                              82     $18,013,328.11
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co.
and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures
Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in
Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman,
Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea.
Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in
this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in
Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3
Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.



GOLDMAN SACHS
   [LOGO]
                     NEW CENTURY, JANUARY 7 BID FINAL                                 FEBRUARY 3, 2003  16:57  PAGE 0001
                     CONFORMING


  LOANS  PRINCIPAL BALANCE  CURR WAC  ORIG WAM  AM WAM   1/1 WAM  PP WAM  1ST CAP PER CAP MAXRATE 1/1 MTR MARGIN  OLTV    FICO
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------
     79     $16,544,828.11     7.202    358.24   358.11   358.20    20.08   1.500   1.500  14.095   23.94  6.302   77.70 651.264
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------

 CURRENT RATE            PRINCIPAL BALANCE                ORIG TERM                 1/1 REM TERM            AM WAM
 ----------------------- -------------------------------- ------------------------- ----------------------- -----------------------
  5.50- 5.99%       3.39  $25,000 - $50,000          0.43 121 - 180 MTHS       0.22 121 - 180 MTHS     0.22 121 - 180 MTHS     0.22
  6.00- 6.49%       3.67  $50,000 - $100,000         4.41 181 - 240 MTHS       1.14 181 - 240 MTHS     1.14 181 - 240 MTHS     1.14
  6.50- 6.99%      37.46  $100,000 - $150,000        9.99 301 - 360 MTHS      98.64 301 - 360 MTHS    98.64 301 - 360 MTHS    98.64
  7.00- 7.49%      22.54  $150,000 - $200,000       14.62
  7.50- 7.99%      25.72  $200,000 - $250,000       22.64
  8.00- 8.49%       1.64  $250,001 - $275,000       11.22
  8.50- 8.99%       4.08  $275,001 - $350,000       14.95
  9.50- 9.99%       1.28  $350,001 - $450,000       15.91
 11.00-12.49%       0.21  $450,001 - $550,000        5.82
 ----------------------- -------------------------------- ------------------------- ----------------------- -----------------------

 GEOGRAPHY          CITY            ZIP             PROPERTY TYPE          PURPOSE                   OLTV               DELQ
 ------------------ --------------- --------------- ---------------------- ---------------------- ------------------ --------------
 CALIFORNIA   36.44 LOS ANGE   7.84 94591      4.52 2-4 UNIT        100.00 CASH OUT REFI    64.26  0.01-50.00   4.47 CURR    100.00
 NEW YORK     12.38 CHICAGO    6.87 90026      3.09                        PURCHASE/1ST     23.01  50.01-60.0   5.90
 MASSACHUSET  11.82 VALLEJO    4.52 94117      2.99                        TERM REFI        12.73  60.01-70.0   7.30
 ILLINOIS      8.40 LONG BEA   3.93 94703      2.83                                                70.01-75.0  17.95
 FLORIDA       7.30 BROOKLYN   3.24 01841      2.42                                                75.01-80.0  27.94
 NEW JERSEY    7.02 SAN FRAN   2.99 02151      2.36                                                80.01-85.0  15.03
 CONNECTICUT   5.57 BERKELEY   2.83 06855      2.36                                                85.01-90.0  11.00
 RHODE ISLAN   1.85 LAWRENCE   2.42 60625      2.29                                                90.01-95.0  10.42
 TEXAS         1.57 NORWALK    2.36 90804      2.24
 OREGON        1.45 REVERE     2.36 10309      2.16
 *MORE*        6.21 *MORE*    60.66 *MORE*    72.76
 ------------------ --------------- --------------- ---------------------- ---------------------- ------------------ --------------
 OCCUPANCY         FICO           DOC                    SOURCE             GRADE        PREPAY MONTHS   LIEN
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------
 PRIMARY RE  70.81 500-519   0.42 3- STATED DOC    42.69 WHOLESALE    88.54 A+     94.60     0     25.36  1  100.00
 INVESTMENT  27.75 520-539   0.95 1- FULL DOC 1YR  30.43 ANYLOAN       9.22 A+MO    1.37    12     10.42
 SECOND HOM   1.44 540-559   1.23 5- FULL DOC 2YR  23.01 BRANCH OPS    2.24 A-      4.03    24     35.44
                   560-579   6.49 4- LIMITED 12MO   3.87 T                                  36     28.78
                   580-619  23.14
                   620-649  26.55
                   650-699  15.31
                   700-749  22.39
                   750-799   3.52
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------

 AMORT              1/1 MTR         MARGINS           1ST RATE CAP  PER RATE CAP  1ST RATE ADJ DT  MAXRATE              MATRIX
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------
 2 YR ARM     49.23 MISSING   50.77  MISSING    50.77    .    50.77    .    50.77       .    50.77  N/A           50.77 100  97.20
 FIXED        50.77  13-24    49.23  5.01-6.00   5.83   1.50  49.23   1.50  49.23 DEC2004     2.90 12.50-12.99%    3.39 107   1.44
                                     6.01-6.50  42.39                             JAN2005    46.33 13.00-13.49%    3.67 110   1.37
                                     6.51-7.00   1.00                                              13.50-13.99%   15.52
                                                                                                   14.00-14.49%   12.81
                                                                                                   14.50-14.99%   11.85
                                                                                                   15.50-15.99%    1.77
                                                                                                   18.00-18.49%    0.21
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co.
and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures
Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in
Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman,
Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea.
Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


GOLDMAN SACHS
   [LOGO]

PROJECT:              NEW CENTURY, JANUARY 7 BID FINAL                                 FEBRUARY 3, 2003  16:57  PAGE 0002
AGENCY                NON CONFORMING



  LOANS  PRINCIPAL BALANCE  CURR WAC  ORIG WAM  AM WAM   1/1 WAM  PP WAM  1ST CAP PER CAP MAXRATE 1/1 MTR MARGIN  OLTV    FICO
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------
      3      $1,468,500.00     7.067    360.00   360.00   360.00    12.02   1.500   1.500  13.625   24.00  6.350   86.70 705.534
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------

 CURRENT RATE             PRINCIPAL BALANCE               ORIG TERM                 1/1 REM TERM            AM WAM
 ------------------------ ------------------------------- ------------------------- ----------------------- -----------------------
  6.50- 6.99%       67.88  $450,001 - $550,000     100.00 301 - 360 MTHS     100.00 301 - 360 MTHS   100.00 301 - 360 MTHS   100.00
  8.00- 8.49%       32.12
 ------------------------ ------------------------------- ------------------------- ----------------------- -----------------------

 GEOGRAPHY          CITY            ZIP             PROPERTY TYPE           PURPOSE               OLTV               DELQ
 ------------------ --------------- --------------- ----------------------- --------------------- ------------------ -------------
 NEW YORK     65.99 MOUNTAIN  34.01 94040     34.01 2-4 UNIT         100.00 PURCHASE/1ST    66.14  80.01-85.0  65.99 CURR   100.00
 CALIFORNIA   34.01 STATEN I  33.86 10307     33.86                         TERM REFI       33.86  85.01-90.0  34.01
                    FLUSHING  32.12 11366     32.12
 ------------------ --------------- --------------- ----------------------- --------------------- ------------------ -------------

 OCCUPANCY         FICO           DOC                    SOURCE             GRADE        PREPAY MONTHS   LIEN
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------
 PRIMARY RE 100.00 650-699  66.14 3- STATED DOC   100.00 WHOLESALE   100.00 A+    100.00     0     33.86  1  100.00
                   750-799  33.86                                                           12     32.12
                                                                                            24     34.01
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------

 AMORT              1/1 MTR         MARGINS           1ST RATE CAP  PER RATE CAP  1ST RATE ADJ DT  MAXRATE              MATRIX
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------
 2 YR ARM     67.88 MISSING   32.12  MISSING    32.12    .    32.12    .    32.12       .    32.12  N/A           32.12 100 100.00
 FIXED        32.12  13-24    67.88  6.01-6.50  67.88   1.50  67.88   1.50  67.88 JAN2005    67.88 13.50-13.99%   67.88
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------


GOLDMAN SACHS                                  NEW CENTURY, JANUARY 7 BID FINAL                 12:16 TUESDAY, FEBRUARY 4, 2003   1
   [LOGO]                                          PORTFOLIO SUMMARY REPORT
                                               PREPARED BY GOLDMAN, SACHS & Co.


-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                       LOANS  PRINCIPAL BALANCE  CURR WAC   AM WAM  1/1 WAM
-----------------------------------------------------------------------------------------------------------------------------------
0001 ALL                                          82     $18,013,328.11     7.191   358.26   358.34
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                    82     $18,013,328.11
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN SACHS            Project:              NEW CENTURY, JANUARY 7 BID FINAL                  FEBRUARY 4, 2003  12:16  PAGE 0001
[LOGO]                   Agency                ALL

  LOANS  PRINCIPAL BALANCE  CURR WAC  ORIG WAM   AM WAM  1/1 WAM   PP WAM 1ST CAP PER CAP MAXRATE 1/1 MTR MARGIN   OLTV    FICO
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------
     82     $18,013,328.11     7.191    358.38   358.26   358.34    19.42   1.500   1.500  14.043   23.95  6.307   78.43 655.689
 ------ ------------------ --------- --------- -------- -------- -------- ------- ------- ------- ------- ------ ------- -------

 CURRENT RATE           PRINCIPAL BALANCE                 ORIG TERM                1/1 REM TERM            AM WAM
----------------------- --------------------------------- ------------------------ ----------------------- -----------------------
  5.50- 5.99%      3.12  $25,000 - $50,000           0.40 121 - 180 MTHS      0.20 121 - 180 MTHS     0.20 121 - 180 MTHS     0.20
  6.00- 6.49%      3.37  $50,000 - $100,000          4.05 181 - 240 MTHS      1.04 181 - 240 MTHS     1.04 181 - 240 MTHS     1.04
  6.50- 6.99%     39.94  $100,000 - $150,000         9.18 301 - 360 MTHS     98.75 301 - 360 MTHS    98.75 301 - 360 MTHS    98.75
  7.00- 7.49%     20.70  $150,000 - $200,000        13.42
  7.50- 7.99%     23.63  $200,000 - $250,000        20.79
  8.00- 8.49%      4.13  $250,001 - $275,000        10.31
  8.50- 8.99%      3.75  $275,001 - $350,000        13.73
  9.50- 9.99%      1.17  $350,001 - $450,000        14.62
 11.00-12.49%      0.19  $450,001 - $550,000        13.50
----------------------- --------------------------------- ------------------------ ----------------------- -----------------------

 GEOGRAPHY         CITY           ZIP           PROPERTY TYPE           PURPOSE                OLTV               DELQ
 ----------------- -------------- ------------- ----------------------- ---------------------- ------------------ ----------------
 CALIFORNIA  36.24 LOS ANGE  7.20 94591    4.15 2-4 UNIT         100.00 CASH OUT REFI    59.02  0.01-50.00   4.10 CURR      100.00
 NEW YORK    16.75 CHICAGO   6.31 90026    2.84                         PURCHASE/1ST     26.53  50.01-60.0   5.42
 MASSACHUSET 10.86 STATEN I  4.74 94040    2.77                         TERM REFI        14.45  60.01-70.0   6.70
 ILLINOIS     7.71 VALLEJO   4.15 10307    2.76                                                 70.01-75.0  16.49
 FLORIDA      6.70 LONG BEA  3.61 94117    2.75                                                 75.01-80.0  25.66
 NEW JERSEY   6.45 BROOKLYN  2.97 11366    2.62                                                 80.01-85.0  19.18
 CONNECTICUT  5.12 MOUNTAIN  2.77 94703    2.60                                                 85.01-90.0  12.87
 RHODE ISLAN  1.70 SAN FRAN  2.75 01841    2.22                                                 90.01-95.0   9.57
 TEXAS        1.44 FLUSHING  2.62 02151    2.17
 OREGON       1.33 BERKELEY  2.60 06855    2.17
 *MORE*       5.70 *MORE*   60.28 *MORE*  72.97
 ----------------- -------------- ------------- ----------------------- ---------------------- ------------------ ----------------

 OCCUPANCY         FICO           DOC                    SOURCE             GRADE        PREPAY MONTHS   LIEN
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------
 PRIMARY RE  73.19 500-519   0.38 3- STATED DOC    47.36 WHOLESALE    89.48 A+     95.04     0     26.05  1  100.00
 INVESTMENT  25.49 520-539   0.87 1- FULL DOC 1YR  27.95 ANYLOAN       8.47 A+MO    1.26    12     12.19
 SECOND HOM   1.32 540-559   1.13 5- FULL DOC 2YR  21.14 BRANCH OPS    2.05 A-      3.70    24     35.33
                   560-579   5.96 4- LIMITED 12MO   3.55 T                                  36     26.43
                   580-619  21.25
                   620-649  24.38
                   650-699  19.46
                   700-749  20.57
                   750-799   6.00
 ----------------- -------------- ---------------------- ------------------ ------------ --------------- ----------

 AMORT              1/1 MTR         MARGINS           1ST RATE CAP  PER RATE CAP  1ST RATE ADJ DT  MAXRATE              MATRIX
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------
 2 YR ARM     50.75 MISSING   49.25  MISSING    49.25    .    49.25    .    49.25       .    49.25  N/A           49.25 100  97.43
 FIXED        49.25  13-24    50.75  5.01-6.00   5.36   1.50  50.75   1.50  50.75 DEC2004     2.67 12.50-12.99%    3.12 107   1.32
                                     6.01-6.50  44.47                             JAN2005    48.08 13.00-13.49%    3.37 110   1.26
                                     6.51-7.00   0.92                                              13.50-13.99%   19.79
                                                                                                   14.00-14.49%   11.76
                                                                                                   14.50-14.99%   10.88
                                                                                                   15.50-15.99%    1.63
                                                                                                   18.00-18.49%    0.19
 ------------------ --------------- ----------------- ------------- ------------- ---------------- -------------------- ----------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers,
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